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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Charles N. Blitzer, Leon O. Moulder, Jr. and William C. Brown, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the offering of shares of common stock of MGI PHARMA, INC. pursuant to the MGI PHARMA, INC. Retirement Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 21st day of March, 2003.

Signature                      Title

   /s/ Charles N. Blitzer      Chief Executive Officer and Chairman of the Board
-----------------------------  of Directors
Charles N. Blitzer             (principal executive officer)


   /s/ William C. Brown        Executive Vice President, Chief Financial Officer
-----------------------------  and Secretary
William C. Brown               (principal financial and accounting officer)


   /s/ Andrew J. Ferrara       Director
-----------------------------
Andrew J. Ferrara


   /s/ Edward W. Mehrer        Director
-----------------------------
Edward W. Mehrer


   /s/ Hugh E. Miller          Director
-----------------------------
Hugh E. Miller


    /s/ Lee R. Schroeder       Director
-----------------------------
Lee R. Schroeder


   /s/ David B. Sharrock       Director
-----------------------------
David B. Sharrock


   /s/ Arthur L. Weaver        Director
-----------------------------
Arthur L. Weaver M.D.